                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 25, 1997




                          GENELABS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



      California                          0-19222                 94-3010150
(State or Other Jurisdiction        (Commission File No.)       (IRS Employer
   of Incorporation)                                         Identification No.)



                              505 Penobscot Drive
                            Redwood City, CA  94063
                    (Address of Principal Executive Offices)



      Registrant's telephone number, including area code:  (415) 369-9500

Item 5.  Other Events

Genelabs Technologies, Inc. (the "Company") recently announced preliminary results of its first Phase III trial of GL701 for lupus. A copy of the press release announcing these results is attached hereto as Exhibit 99.1 and incorporated by reference herein. See the information appearing under the caption "Risk Factors" in the Company's report on Form 10-K for the year ended December 31, 1996 for certain information about risks associated with clinical trials, the Company's early stage development, the lack of assurance of regulatory approvals and other risks which may affect the Company.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

EXHIBIT
NUMBER           DESCRIPTION
99.1             Press Release, dated April 25, 1997.





                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Genelabs Technologies, Inc.



Dated:   April 25, 1997                By:  /S/ Irene A. Chow
                                          --------------------------
                                                Irene A. Chow
                                                President and Chief
                                                Executive Officer





                                       3.

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
99.1             Press Release, dated April 25, 1997





                                       4.